Right of Use Assets and Obligation for Lease Contracts (Details) - Schedule of expenses associated with assets for the right of use leased assets and lease liability - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Schedule of Expenses Associated With Assets for the Right of Use Leased Assets And Lease Liability [Abstract]
Depreciation	$ 31,319	$ 28,899
Interests	2,283	2,283
Short term lease	3,844	3,844
Total	$ 37,446	$ 35,026